UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2011

CTC MEDIA, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-52003	58-1869211
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

31A Leningradsky Prospekt 125284 Moscow, Russia	n/a
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +7-495-785-6333

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition.

We issued a press release on May 4, 2011 announcing CTC Media’s financial results for the three-month period ended March 31, 2011. A copy of this press release is attached hereto as Exhibit 99.1.

The information contained in this Current Report on Form 8-K, including the Exhibit attached hereto, is being furnished under Item 2.02 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.

Item 5.07.                                          Submission of Matters to a Vote of Security Holders.

CTC Media held its 2011 Annual Stockholders Meeting (the “Annual Meeting”) on April 28, 2011.  At the Annual Meeting, the stockholders approved all resolutions proposed.

Proposal One — Election of Directors

The following three Directors were reelected to serve three-year terms until CTC Media’s annual meeting of stockholders in 2014 and until their respective successors are duly elected and qualified:

Director	Number of Shares For	Number of Shares Withheld	Broker Non- Votes
Tamjid Basunia	132,673,456	11,425,331	1,605,600
Irina Gofman	132,736,756	11,362,031	1,605,600
Oleg Sysuev	132,736,756	11,362,031	1,605,600

The current composition of the CTC Media Board of Directors is as follows:

Hans-Holger Albrecht (Co-Chairman of the Board, current term expires 2012)
Peter Aven (Co-Chairman of the Board, current term expires 2012)
Tamjid Basunia (current term expires 2014)
Charles J. Burdick (current term expires 2012)
Irina Gofman (current term expires 2014)
Elena Grechina (current term expires 2013)
Mathias Hermansson (current term expires 2013)
Werner Klatten (current term expires 2013)
Oleg Sysuev (current term expires 2014)

Proposal Two — Ratification of Appointment of Independent Registered Public Accounting Firm

Regarding the proposal to ratify the selection by the Audit Committee of Ernst & Young LLC as CTC Media’s independent registered public accounting firm for the year ending December 31,

2011, 145,634,850 shares voted for, 69,137 shares voted against, 400 shares abstained from voting and there were no broker non-votes.

Proposal Three — An Advisory Vote on Executive Compensation

Regarding the proposal to approve an advisory vote on executive compensation, 132,981,327 shares voted for, 11,076,670 shares voted against, 40,790 shares abstained from voting and there were 1,605,600 broker non-votes.

Proposal Four — An Advisory Vote on the Frequency of Future Executive Compensation Advisory Votes

Regarding the proposal to hold an advisory vote on the frequency of future executive compensation advisory votes, 33,504,655 shares voted for 1 year, 3,134 shares voted for 2 years, 110,575,044 shares voted for 3 years, 15,954 shares abstained from voting and there were 1,605,600 broker non-votes.  Based on these results and consistent with the Board’s previous recommendation, the Board has determined that CTC Media will hold an advisory vote on the frequency of future executive compensation advisory votes every three years.

Item 9.01.                                          Financial Statements and Exhibits

(d)                 Exhibits

99.1	Press release dated May 4, 2011, relating to the Company’s financial results for the three-month period ended March 31, 2011 (furnished only).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CTC MEDIA, INC.

Date: May 4, 2011	By:	/s/ Boris Podolsky
		Name:	Boris Podolsky
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated May 4, 2011, relating to the Company’s financial results for the three-month period ended March 31, 2011 (furnished only).